UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)    July 14, 2008

The Inventure Group, Inc.

(Exact name of registrant as specified in its charter)

Delaware	1-14556	86-0786101
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5050 N. 40th St., Suite 300, Phoenix, AZ		85018
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code (623) 932-6200

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01               Change in Registrant’s Certifying Accountants

On July 14, 2008, The Inventure Group, Inc. (the “Company”) informed Deloitte & Touche LLP (“Deloitte”) that Deloitte was being dismissed as the Company’s principal accountants, effective immediately.  The decision to dismiss Deloitte was approved by the Audit Committee of the Company’s Board of Directors.

On July 15, 2008, the Company engaged Moss Adams LLP (“Moss Adams”) as its new principal accountants for the year ending December 27, 2008.  The decision to engage Moss Adams was approved by the Company’s Audit Committee.

Deloitte’s audit reports on the Company’s consolidated financial statements as of and for the years ended December 29, 2007 and December 30, 2006 did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

During the years ended December 29, 2007 and December 30, 2006, and in the subsequent interim period through March 29, 2008, there were: (i) no disagreements between the Company and Deloitte on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Deloitte, would have caused Deloitte to make reference to the subject matter of the disagreement in their reports on the financial statements for such years, and; (ii) no “reportable events” as that term is defined in Item 304(a)(1)(v) of Regulation S-K.

The Company provided Deloitte with a copy of the disclosures it is making in this Current Report on Form 8-K (“Report”) prior to the time the Report was filed with the Securities and Exchange Commission (“SEC”).  The Company requested that Deloitte furnish a letter addressed to the SEC stating whether or not it agrees with the statements made herein.  A copy of Deloitte’s letter dated July 16, 2008 is attached as Exhibit 16.01 hereto.

In deciding to engage Moss Adams, the Audit Committee reviewed auditor independence issues and prior commercial relations with Moss Adams and concluded that Moss Adams has no commercial relationship with the Company that would impair its independence for the year ended December 27, 2008.  During the years ended December 29, 2007 and December 30, 2006 and in the subsequent interim period through March 29, 2008, neither the Company nor anyone acting on its behalf has consulted with Moss Adams on any of the matters or events set forth in Item 304(a)(2) of Regulations S-K.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

The Inventure Group, Inc.
(Registrant)

Date	July 16, 2008
/s/ Steve Weinberger
(Signature)

Steve Weinberger
Chief Financial Officer